                                                                    Exhibit 99.4

CHITTENDEN CORPORATION and VERMONT FINANCIAL SERVICES CORP.
UNAUDITED PRO FORMA COMBINING BALANCE SHEET
March 31, 1999                                               VERMONT                                        PRO FORMA
                                             CHITTENDEN     FINANCIAL                                        CHZ and
                                               (CHZ)          (VFSC)        PRO FORMA ADJUSTMENTS              VFSC
                                             HISTORICAL     HISTORICAL           DR             CR           COMBINED
                                             ----------     ----------           --             --           --------
                                                                       (In Thousands)
ASSETS

Cash and Cash Equivalents                       $156,294        $73,900           $2,549 (2)                   $232,743
Securities Available For Sale                    439,406        497,898                                         937,304
Federal Home Loan Bank Stock                       5,591         13,160                                          18,751
Mortgage Loans Held for Sale                       9,057         15,542                                          24,599

Loans:
  Commercial                                     329,396        176,015                                         505,411
  Municipal                                       68,896         25,068                                          93,964
  Real Estate:
    Residential                                  364,107        736,702                                       1,100,809
    Commercial                                   341,656        258,519                                         600,175
    Construction                                  24,284         47,858                                          72,142
                                            -------------  -------------                                   -------------
    Total Real Estate                            730,047      1,043,079                                       1,773,126
  Consumer                                       299,542        122,194                                         421,736
                                            -------------  -------------                                   -------------
Total Loans                                    1,427,881      1,366,356                                       2,794,237
  Less:  Allowance for Possible Loan             (25,019)       (17,243)                                        (42,262)
Losses
                                            -------------  -------------                                    ------------
Net Loans                                      1,402,862      1,349,113                                       2,751,975


Accrued Interest Receivable                       13,348         17,986                                          31,334
Other Real Estate Owned                              316          1,038                                           1,354
Other Assets                                      22,613         32,054                                          54,667
Premises and Equipment, Net                       29,302         40,256                                          69,558
Intangible Assets                                 12,160         55,831                                          67,991
                                            -------------  -------------    -------------   ------------   -------------
Total Assets                                  $2,090,949     $2,096,778           $2,549               -     $4,190,276
                                            =============  =============    =============   ============   =============

       LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Deposits:
  Demand                                        $311,072       $285,631                                        $596,703
  Savings                                      1,044,376        981,758                                       2,026,134
  Time Deposits less than $100,000               383,812        394,268                                         778,080
  Time Deposits $100,000 and over                118,065         90,334                                         208,399
                                            -------------  -------------                                   -------------
Total Deposits                                 1,857,325      1,751,991                                       3,609,316

Short-Term Borrowings                             25,872        103,924                                         129,796
Accrued Expenses and Other Liabilities            28,954         25,058                          31,700 (1)      85,712
                                            -------------  -------------    -------------   ------------   -------------
Total Liabilities                              1,912,151      1,880,973                 -        31,700       3,824,824
                                            -------------  -------------    -------------   ------------   -------------

Stockholders' Equity:
  Common Stock - $1 Par Value                     15,930         13,293           13,293 (3)     13,755 (3)      29,780
                                                                                                     95 (2)
  Surplus                                         72,384        117,168           13,755 (3)     13,293 (3)     181,122
                                                                                   8,104 (4)        136 (2)
  Retained Earnings                              126,709         94,511           31,700 (1)                    189,520
  Treasury Stock - At Cost                       (37,757)       (10,422)                          2,318 (2)     (37,757)
                                                                                                  8,104 (4)
  Accumulated Other Comprehensive Income           1,778          1,255                                           3,033
  Unearned Portion of Employee Restricted
  Stock                                             (246)             -                                           (246)
                                            -------------  -------------    -------------   ------------   -------------
Total Stockholders' Equity                       178,798        215,805           66,852         37,701         365,452
                                            =============  =============    =============   ============   =============
Total Liabilities and Stockholders'
Equity                                        $2,090,949     $2,096,778          $66,852        $69,401      $4,190,276
                                            =============  =============    =============   ============   =============

CHITTENDEN CORPORATION and VERMONT FINANCIAL SERVICES CORP.
UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
FOR THE QUARTER ENDED MARCH 31, 1999

                                                              VERMONT
                                          CHITTENDEN         FINANCIAL                                        PRO FORMA
                                             (CHZ)            (VFSC)           PRO FORMA ADJUSTMENTS         CHZ and VFSC
                                          HISTORICAL        HISTORICAL           DR              CR            COMBINED
                                          ----------        ----------           --              --            --------
                                                                (In thousands, except share and per share amounts)
Interest Income:
  Interest on Loans                              $28,566         $28,006                                           $56,572
  Investment Securities:
    Taxable                                        6,977           7,523                                            14,500
    Tax-Favored                                      531             110                                               641
    Short-Term Investments                           272             210                                               482
                                         ----------------  --------------                                   ---------------
Total Interest Income                             36,346          35,849                                            72,195

Interest Expense:
Deposits:
  Savings                                          7,568           7,591                                            15,159
  Time                                             6,005           6,250                                            12,255
                                         ----------------  --------------                                   ---------------
       Total interest on deposits                 13,573          13,841                                            27,414

  Short-Term Borrowings                              395           1,217                                             1,612
                                         ----------------  --------------                                   ---------------
       Total interest expense                     13,968          15,058                                            29,026
                                         ----------------  --------------                                   ---------------

Net Interest Income                               22,378          20,791                                            43,169
Provision for Possible Loan Losses                 1,350             825                                             2,175
                                         ----------------  --------------                                   ---------------

Net Interest Income after Provision for
      Possible Loan Losses                        21,028          19,966                                            40,994

Noninterest Income:
  Investment Management and Trust Income           1,802           1,740                                             3,542
  Service Charges on Deposit Accounts              1,685           2,960                                             4,645
  Mortgage Servicing Income                          384             546                                               930
  Gains on Sales of Mortgage Loans, Net            1,378             426                                             1,804
  Credit Card Income, Net                            893             293                                             1,186
  Insurance Commissions, net                         641               -                                               641
  Other                                            1,512           1,987                                             3,499
                                         ----------------  --------------                                   ---------------
Total Noninterest Income                           8,295           7,952                                            16,247
                                         ----------------  --------------                                   ---------------

Noninterest Expense:
  Salaries                                         7,738           7,483                                            15,221
  Employee Benefits                                2,431           2,097                                             4,528
  Net Occupancy Expense                            2,454           4,186                                             6,640
  Other Real Estate Owned, Income and
  Expense, Net                                         3             237                                               240
  Other                                            5,625           6,578                                            12,203
                                         ----------------  --------------                                   ---------------
Total Noninterest Expense                         18,251          20,581                                            38,832
                                         ----------------  --------------                                   ---------------

Income Before Income Taxes                        11,072           7,337                                            18,409
Income Tax Expense (Benefit)                       3,577           2,913                                             6,490
                                         ----------------  --------------   -------------   -------------   ---------------
Net Income                                        $7,495          $4,424               -               -           $11,919
                                         ================  ==============   =============   =============   ===============

Earnings Per Share:
   Basic                                           $0.53           $0.34                                             $0.43
   Diluted                                          0.52            0.34                                              0.42

Dividends per share                                 0.20            0.17                                              0.18

Weighted average common shares
outstanding                                   14,206,273      12,859,947                                        27,966,416
Weighted average common and common
   equivalent shares outstanding              14,500,828      13,033,714                                        28,446,902

*See accompanying notes

NOTE 1
     It is contemplated that the pending acquistion will be accounted for as a pooling of interests. Accordingly, pro forma financial information assumes that the merger was consummated as of the beginning of each of the periods indicated herein. Certain reclassifications have been made to the accounts of Vermont Financial in the accompanying Unaudited Pro Forma Combining Balance Sheet and the Unaudited Pro Forma Combined Statements of Income to conform to Chittenden presentation. Pro forma results from continuing operations do not reflect nonrecurring items of income and expense resulting directly from the proposed merger.

     The effect of an estimated one-time charge of $31.7 million ($45 million pre-tax) to be taken by Chittenden in connection with the acquisition of Vermont Financial has been reflected in the accompanying Unaudited Pro Forma Combining Balance Sheet as a reduction in retained earnings and an increase in accrued expenses and other liabilities, net of a 35% tax benefit of $13.3 million, after excluding $7 million of nondeductible expense. It is anticipated that the one-time charge will range from $35 million to $45 million (on a pre-tax basis), including $6 million to $7 million of nondeductible expense. For purposes of the pro forma disclosures, the top end of the range has been used.

     These charges have not been reflected in the Unaudited Pro Forma Combined Statements of Income since they are nonrecurring. The unaudited pro forma financial information does not give effect to any cost savings in connection with the pending acquisition.

     The unaudited pro forma financial information presented herein does not reflect the impact of any divestitures that may be required as part of the combination.

NOTE 2
     In connection with the proposed transaction, Chittenden and Vermont Financial will reissue approximately 95,000 shares of common stock either through stock option exercises or through sales on the open market. This share reissuance is required for the proposed transaction to be accounted for as a pooling of interests in accordance with GAAP. There can be no assurances that the estimated share reissuance will be greater than or less than this estimate.

     All issuances are assumed to occur on March 31, 1999 at Chittenden's closing price of $26.6875 per share and are assumed to be issued from Vermont Financial treasury shares with an average book value of $24.27 per share as of March 31, 1999.

NOTE 3
     The pro forma stockholders' equity accounts of Chittenden have been adjusted to reflect the issuance of shares of Chittenden common stock in exchange for all of the outstanding shares of Vermont Financial common stock.

     The 13,754,762 shares of Chittenden common stock to be issued pursuant to the acquisition of Vermont Financial are based upon 12,854,918 net Vermont Financial shares outstanding as of March 31, 1999 and the exchange ration of
1.07 shares of Chittenden common stock for each share of Vermont Financial common stock. The excess of the par value of the Chittenden common stock to be issued over the par value of the Vermont Financial common stock to be acquired has been charged to surplus.

NOTE 4
     To reflect the retirement of the remaining 343,000 shares of Vermont Financial treasury stock.